UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2012

HASTINGS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

TEXAS

(State or other jurisdiction of incorporation or organization)

000-24381	75-1386375
(Commission File Number)	(I.R.S. Employer Identification Number)

3601 Plains Blvd, Amarillo, Texas	79102
(Address of principal executive offices)	(Zip Code)

(806) 351-2300

(Registrant’s telephone number, including area code)

NONE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HASTINGS ENTERTAINMENT, INC.

Section 8 – Other Events

Item 8.01. Other Events.

On April 13, 2012, John H. Marmaduke, the President and Chief Executive Officer of Hastings Entertainment, Inc. (“Hastings”), adopted a prearranged trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and John H. Marmaduke Family Limited Partnership (the “John H. Marmaduke FLP”), for which John H. Marmaduke is President, adopted a prearranged trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (collectively, the “Rule 10b5-1 Plans”).

Mr. Marmaduke entered into (and caused the John H. Marmaduke FLP to enter into) the Rule 10b5-1 Plans as part of his personal long-term investment strategy for asset diversification and liquidity, and he will have no control over the timing of the sales of shares under the Rule 10b5-1 Plans. Using these plans, he can gradually diversify his investment portfolio and can spread stock trades over an extended period of time to reduce market impact. Because the plans were established in advance of a trade, they can also help avoid concerns about transactions occurring at a time when he might possess material non-public information.

Mr. Marmaduke currently beneficially owns 431,475 shares of Hastings common stock in his name and 2,114,525 shares of Hastings common stock through the John H. Marmaduke FLP. In addition, Mr. Marmaduke holds stock options to purchase an aggregate of 140,259 shares of Hastings common stock. During the term of the Rule 10b5-1 Plans, Mr. Marmaduke and the John H. Marmaduke FLP may each sell up to 8,000 shares of Hastings common stock per calendar month, or 192,000 shares of Hastings common stock over the term of the Rule 10b5-1 Plans, with such sales subject to a limited percentage of average daily trading volume. If for any reason the total number of shares designated to be sold in any one calendar month are not sold, the unsold balance shall be sold in the next calendar month or months. Sales of stock under each Rule 10b5-1 Plan may commence on May 1, 2012 and may continue until the Rule 10b5-1 Plan expires on the earlier to occur of (i) April 30, 2013 or (ii) the date on which Mr. Marmaduke or the FLP sells all of the shares covered by the Rule 10b5-1 Plan.

The Rule 10b5-1 Plans are intended to comply with Rule 10b5-1 of the Securities and Exchange Act of 1934, as amended, and Hastings’ insider trading policy. Under Rule 10b5-1, directors, officers and other employees who are not in possession of material non-public information may adopt a pre-arranged plan or contract for the sale of Hastings common stock under specified conditions and at specified times. The stock transactions under the Rule 10b5-1 Plans will be disclosed publicly through Form 4 and Form 144 filings with the Securities and Exchange Commission. Hastings undertakes no obligation to report on Form 8-K any Rule 10b5-1 plans that may be adopted by any of its other officers and directors or to report on Form 8-K any modifications or termination of any publicly announced trading plans, except to the extent required by law.

The summary above does not purport to be complete and is qualified in its entirety by reference to the actual text of the Rule 10b5-1 Plans, which are attached hereto as Exhibit 10.1 and 10.2 and are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

10.1	Rule 10b5-1 Sales Plan dated April 13, 2012, between John H. Marmaduke and Sterne Agee & Leach, Inc.

10.2	Rule 10b5-1 Sales Plan dated April 13, 2012, between John H. Marmaduke Family Limited Partnership and Sterne Agee & Leach, Inc.

HASTINGS ENTERTAINMENT, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2012	Hastings Entertainment, Inc.
(Registrant)

	By:	/s/ Dan Crow
Dan Crow Vice President,
Chief Financial Officer
(Principal Financial and Accounting Officer)

HASTINGS ENTERTAINMENT, INC.

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Rule 10b5-1 Sales Plan dated April 13, 2012, between John H. Marmaduke and Sterne Agee & Leach, Inc.

10.2	Rule 10b5-1 Sales Plan dated April 13, 2012, between John H. Marmaduke Family Limited Partnership and Sterne Agee & Leach, Inc,